Aviva Life and Annuity Company
ALAC Separate Account 1

Supplement Dated October 3, 2013
to the Prospectuses and the Statement of Additional Information
Dated October 1, 2008 for

Visionary Variable Annuity
Visionary Choice Variable Annuity

The following information supplements the prospectuses and statement of additional information for the variable annuity contracts listed above (each a “Contract”) that are issued by Aviva Life and Annuity Company.  Please retain this supplement with your Contract prospectus and statement of additional information for future reference.

On October 2, 2013, Athene Holding Ltd., a Bermuda-based life insurance holding company, completed its acquisition of Aviva USA Corporation—the holding company for the U.S. annuity and life insurance operations of Aviva plc, a public holding company incorporated under the laws of England and Wales.  Aviva USA Corporation continues as an intermediate holding company of Aviva Life and Annuity Company (“ALAC”) and its wholly-owned subsidiary Aviva Life and Annuity Company of New York.  Athene Holding Ltd. is focused principally on the retirement market, and conducts its business through subsidiary companies engaged primarily in issuing and reinsuring fixed and equity indexed annuities and writing funding agreements and funding agreement-backed notes.  Athene Holding Ltd. is a controlled affiliate of Apollo Global Management, LLC, a global alternative investment manager formed as a Delaware limited liability company.

Shortly after the closing of the transaction, Aviva USA Corporation will be renamed Athene USA Corporation, and ALAC will become the immediate subsidiary of Athene Annuity & Life Assurance Company, a Delaware-domiciled insurance company and an immediate subsidiary of Athene USA Corporation.

Consequently, any references in your Contract prospectus and statement of additional information to Aviva plc are hereby deleted and replaced with references to Athene Holding Ltd. as an intermediate holding company of ALAC, and any references to Aviva USA Corporation should be deleted and replaced with references to Athene USA Corporation.

The acquisition of ALAC by Athene Holding Ltd. will not affect any of the terms and conditions of your Contract.

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If you have questions about this supplement, please contact the registered representative who sold you your variable annuity contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.